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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into Apache Corporation's previously filed Registration Statements on Form S-3 (No. 33-51253) and Form S-8 (Nos. 33-53442, 33-37402 and 33-31407).





                                                     ARTHUR ANDERSEN & CO.


Houston, Texas
March 21, 1994